WESTFIELD FINANCIAL, INC.

Investor Presentation

July 28, 2008

FORWARD - LOOKING STATEMENTS

Today's presentation may contain "forward-looking statements" which may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to:

- general and local economic conditions;
- changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition;
- changes in accounting principles, policies, or guidelines;
- changes in legislation or regulation; and
- other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services.

Any or all of our forward-looking statements in today's presentation or in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties. Consequently, no forward-looking statements can be guaranteed. We disclaim any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events.

Overview

- Headquartered in Westfield, MA
- 11 branch offices located throughout Hampden County
- Strategic Focus is Commercial & Industrial Relationships
- Westfield Bank has not conducted any subprime lending programs

Strategic Focus

- **Commercial and Industrial Relationships (C & I)**
  - **Non-Real Estate**
  - **Owner-Occupied Commercial Real Estate**

- **$5 million - $15 million niche for "mid-sized businesses"**

- **WB has developed the capital, expertise, culture, & reputation to support business development.**

Capital Management

Possible uses of capital:

- Pay dividends to shareholders
- Repurchase shares of our common stock
- Fund organic growth or leverage the balance sheet
- Finance acquisitions of other financial institutions or other businesses related to banking

Dividends Paid to Shareholders

2008	
Regular Dividends	$ 0.15
Special Dividends	0.15
Year-to-Date 2008	$ 0.30
2007	
Regular Dividends	$ 0.20
Special Dividends	0.20
Calendar Year 2007	$ 0.40

Stock Repurchase Plan

On January 22, 2008 the Board of Directors approved a repurchase plan to buy back 3,194,00 shares or 10%.

As of June 30, 2008 Westfield Financial had repurchases of 983,471 shares

Total Assets



$1,200
$1,100
$1,000
$900
$800
$700
Millions
795
797
805
997
1,039
1,069
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Jun-08

Stockholders' Equity / Total Assets Ratio


40.00
30.00
20.00
10.00
0.00
15.69
14.83
14.39
29.03
27.56
25.60
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Jun-08

Total Loan Portfolio
June 2008
(dollars in millions)



Residential Real Estate $100.4 23%
Commercial & Industrial Loans $132.0 30%
Consumer Loans $4.7 1%
Commercial Real Estate Loans $110.9 25%
C & I Real Estate $92.2 21%

Commercial & Industrial Loans



$150
$120
$90
$60
$30
$0
Millions
85
95
100
100
117
132
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Jun-08

Commercial Real Estate Loans



$225
$150
$75
$0
Millions
131
144
170
175
190
203
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Jun-08

Nonperforming Loans



$6
$5
$4
$3
$2
$1
$0
Millions
1.8
2.2
1.9
1.0
1.2
3.1
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Jun-08

Balance Sheet Funding
June 2008
(dollars in millions)


Short & Long Term Borrowings $200.9 26%
Commercial Checking $42.1 5%
Retail Checking $92.3 12%
Term Deposits $323.9 41%
Savings & Money Markets $128.1 16%

Total Deposits



Millions
$640
$615
$590
$565
$540
632
613
623
627
603
587
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Jun-08

Short and Long Term Borrowings



$225
$150
$75
$0
Millions
32
60
60
73
140
201
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Jun-08

Net Income



$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Millions
3.7
6.3
6.2
4.7
8.7
4.0
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Jun-08

Diluted Earnings Per Share


$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
0.11
0.20
0.20
0.15
0.29
0.13
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Jun-08

Net Interest Margin
(fully taxable equivalent basis)



4.00
3.00
2.00
1.00
0.00
2.94
3.25
3.24
3.05
3.25
3.20
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Jun-08

WESTFIELD FINANCIAL, INC

Thank You